UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2018

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2018, the Board of Directors (the “Board”) of ReWalk Robotics Ltd. (the “Company”) appointed Mr. Ori Gon as Chief Financial Officer of the Company, effective February 22, 2018. Mr. Gon replaces Mr. Kevin Hershberger, who informed the Company on January 1, 2018, that he intends to resign as Chief Financial Officer, effective February 22, 2018. Mr. Hershberger’s resignation is to pursue another career opportunity and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices. The Company and the Board wish to thank Mr. Hershberger for his strategic leadership and contributions to the Company’s growth over the years. Mr. Hershberger will work closely with Mr. Gon to ensure a smooth and seamless transition.

Mr. Gon, 36, has served as a Corporate Controller of the Company since July 2015. Previously, he served as Controller at On Track Innovations, Ltd. from 2012 to 2015. He served as an Audit Manager at KPMG from 2008 to 2012. Mr. Gon served as an officer in the Israeli Defense Forces from 2000 to 2004 and is now a captain in the military reserve. Mr. Gon is a CPA and holds a B.A. in Economics from Hebrew University of Jerusalem.

There are no current arrangements or understandings between Mr. Gon and any other person pursuant to which he was appointed as Chief Financial Officer. The Company and Mr. Gon intend to finalize the terms of his employment agreement, including his compensation arrangements, in the future, at which time such agreement shall be disclosed by the Company. There are no family relationships between Mr. Gon and any of the Company’s other officers and directors and Mr. Gon does not have any direct or indirect material interest in any transactions required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD.

On January 5, 2018, the Company issued a press release, attached hereto as Exhibit 99.1, announcing Mr. Hershberger’s resignation from the Company and Mr. Gon’s appointment as the Company’s Chief Financial Officer.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release titled “ReWalk Robotics Ltd. Appoints Ori Gon as Chief Financial Officer,” dated January 5, 2018.*

____________________

*    Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name:	Kevin Hershberger
Title:	Chief Financial Officer

Dated: January 5, 2018

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Exhibit Index

Exhibit Number	Description
99.1	Press release titled “ReWalk Robotics Ltd. Appoints Ori Gon as Chief Financial Officer,” dated January 5, 2018.*

____________________

* Furnished herewith.

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